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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  December 3, 2001
                                                   ----------------



                            Franklin Receivables LLC
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  333-56869                 94-3301-790
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(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)

        47 West 200 South, Suite 500
            Salt Lake City, Utah                        84101
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, including area code (801) 238-6700
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  Other Events
         ------------

     On or about December 3, 2001, Franklin Receivables LLC transferred approximately $300,000,000 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust 2001-2 (the "Trust"). The Trust transferred the Receivables to The Bank of New York, as indenture trustee ("Indenture Trustee"), who in turn issued: (i) Class A-1 Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $55,000,000 due December 20, 2002; (ii) Class A-2 Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $74,500,000 due August 20, 2004; (iii) Class A-3 Asset Backed Notes (the "Class A-3 Notes") in the aggregate original principal amount of $91,000,000 due February 20, 2006; and (iv) Class A-4 Asset Backed Notes (the "Class A-4 Notes") in the aggregate original principal amount of $79,500,000 due July 20, 2009.

ITEM 7.   Financial Statements and Exhibits

     (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information - Not Applicable

     (c)  Exhibits

Item 601(a) of Regulation S-K

Exhibit No.    Description
-----------    -----------

23.1 Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries and as to the reference of PricewaterhouseCoopers LLP under the caption "Experts" in the Prospectus Supplement dated as of December 3, 2001. Incorporated by reference to Form 8-K filed on December 3, 2001 with the SEC.

23.2 Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the balance sheet of the Trust and as to the reference of PricewaterhouseCoopers LLP under the caption "Experts" in the Prospectus Supplement dated as of December 3, 2001. Incorporated by reference to Form 8-K filed on December 3, 2001 with the SEC.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FRANKLIN RECEIVABLES LLC


                                  By: Franklin Capital Corporation
                                        as the Servicer

                                  By: /s/ Harold E. Miller, Jr.
                                      -----------------------------
                                      Name: Harold E. Miller Jr.
                                      Title: President and CEO
December 3, 2001



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.    Description
-----------    -----------

23.1 Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries and as to the reference of PricewaterhouseCoopers LLP under the caption "Experts" in the Prospectus Supplement dated as of December 3, 2001. Incorporated by reference to Form 8-K filed on December 3, 2001 with the SEC.

23.2 Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the balance sheet of the Trust and as to the reference of PricewaterhouseCoopers LLP under the caption "Experts" in the Prospectus Supplement dated as of December 3, 2001. Incorporated by reference to Form 8-K filed on December 3, 2001 with the SEC.